                              FOCUS TRUST, INC./SM/




                                                              1995 ANNUAL REPORT

FOCUS TRUST, INC. ("Focus Trust" or the "Fund") is a no-load, non-diversified open-end management investment company, commonly known as a mutual fund. The Fund seeks to attain maximum long-term capital appreciation with minimum risk to principal by investing primarily in common stocks. The selection of common stocks will be made through an investment strategy known as focus investing.

Focus investing is an investment strategy whereby companies (businesses) are identified and selected as eligible for investment by the examination of all fundamental quantitative and qualitative aspects of a company. We are interested in investing in businesses which have a consistent operating history and possess favorable long-term prospects. We like to be associated with management that is rational in their actions, candid with their shareholders, and have the ability to think independently. In addition, we are attracted to businesses that generate high returns on invested capital, possess high profit margins, and have the ability to produce cash profits for its owners. Lastly, we are only interested in purchasing companies which are for sale at prices demonstrably less than their calculated value.

If a stock is chosen for investment, focus investors then become long-term owners of that business knowing that over time a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. As such, focus investors concentrate their efforts on a select few outstanding businesses and spend zero time and energy forecasting the general direction of the stock market or the economy.
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                               TABLE OF CONTENTS

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Focus Trust Investment Objective............................. Inside Front Cover
Investment Performance.......................................                  2
Letter to Shareholders.......................................                  3
Schedule of Investments......................................                 16
Statement of Assets and Liabilities..........................                 17
Statement of Operations......................................                 18
Statement of Changes in Net Assets...........................                 19
Notes to Financial Statements................................                 20
Financial Highlights.........................................                 22
Independent Auditors Report..................................                 23
Investment Adviser-Shareholder Principles....................                 24
Directors and Officers.......................................  Inside Back Cover
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

                                 (ART TO COME)

TO THE SHAREHOLDERS OF FOCUS TRUST, INC.:

   On April 17, 1995, Focus Trust commenced operations. From inception through December 31, 1995, the total return of Focus Trust was 12.29%. On an annualized basis, the total return of Focus Trust was equivalent to 17.74%.

   In the first year of operation our return, both total and annualized, underperformed the Standard & Poor's 500 Index and the Lipper Growth Index. For the year, the S&P 500 Index including dividends rose 37.57%. The Lipper Growth Index, an index of comparable growth funds rose 30.79%. Whichever index you choose to measure us against, and we use both, we came up short.

   The reason we underperformed in 1995, plainly speaking, is because we invested too much in cash and too little in common stocks. As you can see from the graph on the opposite page, our cash balance throughout 1995 averaged more than 45%. You can also observe that as our cash balance declined our performance generally improved. For example, in the fourth quarter Focus Trust gained 3.9%, even with 24% average cash weighting, outperforming the Lipper Growth Index which gained 2.4%.

   If we isolate the price performance of our common stock investments our returns are respectable. On an equity only basis, Focus Trust gained 21% which was the comparable return of the S&P 500 Index during this same operating period. But make no mistake, what is important to us as shareholders is not the equity only return but the total return.

   It is important to understand that the Fund's above-average weighting in cash this past year was in no way a prediction on our part regarding the near term direction of the stock market. Because we believe that short-term changes in the stock market are unpredictable, we invest no time or effort in this area. The cash weighting in the Fund was more a result of our investing personality. When clients or shareholders hand us a lot of money in a short period of time we have the tendency to be cautious and work the money into the market slowly always hoping for cheaper prices. Of course in a bull market this does not make for great short-term performance, but it suits the way we think about investing.

   Our job is to identify and invest in superior businesses which possess great economics and are run by outstanding managers. If we get this part right and purchase shares of these businesses at reasonable prices, the net asset value of Focus Trust should advance, over time, quite nicely.

   On the following pages we outline the businesses we own and the rationale for the investment. Lastly, we share with you our thoughts on our portfolio of businesses and our capital allocation strategy going forward.

AMERICAN EXPRESS COMPANY

   Harvey Golub, Chairman and Chief Executive Officer of American Express, along with his management team continued their outstanding work in 1995. The American Express Company posted record earnings this past year with Travel Related Services and American Express Financial Advisors both delivering their best results ever.

   American Express reported net income in 1995 was a record $1.56 billion, a 11% gain from a year ago. At first glance, 11% may not appear exceptional in lieu of our hopes for the company. Indeed, Mr. Golub himself has stated that his goal for American Express is for income to rise between 12% and 15% annually and achieve return on equity of 18%-20%. But if we look closer, the facts reveal that Mr. Golub not only met his target but exceeded it for the year.

   Income from operations at American Express actually rose 13% year over year. The net income in 1994 included $33 million, or 7 cents a share, in profit from Lehman Brothers before it was spun off in May 1994. If we were to exclude the profits of the discontinued operations of Lehman and report on the "apples to apples" business, or what is commonly referred to as income from continuing operations, we see that income from operations rose from $1.38 billion to $1.56 billion, a 13% increase.

   Next we can see that on a per share basis, and that is what is important to us, the rise year over year is actually 16%, exceeding Mr. Golub's target. But if income from operations gained only 13%, how did earnings per share grow at a 16% rate? The answer is that during this past year, Mr. Golub allocated some of the company's excess cash flow to the purchase of American Express stock in the open market. At year end 1995 there were 498 million shares outstanding, 10 million shares less than were outstanding at this time last year.

   Of course growth in earnings is only one of several statistics we use to measure management. Knowing that Mr. Golub is working with a larger equity base this past year as compared to the previous year (in 1994, American Express paid out $0.90 per share in dividends and retained $1.85 per share) we did expect American Express to earn more money. But how successful was management given a larger equity base? I am happy to report that American Express' 1995 return on equity was 24.6% far surpassing Mr. Golub's stated goal.

   There have been a few rumors circulating about a possible takeover of American Express. Although we have no idea whether such an event will ever occur, my first instinct is to hope not. We would much rather be an owner of this outstanding business for the next several years than receive a short-term taxable gain or possibly be stuck with a company that would have trouble matching American Express' economic returns.

BERKSHIRE HATHAWAY, INC.

   Neither Berkshire Hathaway nor Warren Buffett should be a stranger to Focus Trust shareholders. Many of you, I suspect, are shareholders because of your attraction to Mr. Buffett's investment approach and portfolio strategy. It is no secret that the Focus Trust is based on the methodology outlined in THE WARREN BUFFETT WAY.

   It is important to understand that Berkshire Hathaway is primarily an insurance company. It does own other non-insurance businesses including See's Candies, Buffalo News, Nebraska Furniture Mart, Kirby vacuum cleaners, World Book Encyclopedia, as well as the impressive Scott Fetzer Manufacturing Group. These businesses contributed, in 1994, approximately $215 million in cash profits for Berkshire. But the real economic story to Berkshire, and the source of its greatest earnings leverage, lies with its insurance businesses.

   Berkshire's property casualty business is conducted by 14 separate insurance subsidiaries, including the most recent acquisition of GEICO, one of the most profitable and best run property casualty companies in the country. Berkshire also provides reinsurance to other property casualty insurers and is quickly becoming the largest provider of supercatastrophe insurance. Supercatastrophes are events like earthquakes, hurricanes, floods, and windstorms.

   Berkshire Hathaway, a AAA rated company, and its insurance group maintains capital strength at levels unheard of in the insurance industry. For example, the insurance industry premium-to-surplus average is customarily over 100%. In sharp contrast, Berkshire's net premiums written in 1994 were only 7.5% of its capital surplus. As such, Berkshire writes only a small fraction of the insurance it could potentially issue.

   The reason why Berkshire does not aggressively write insurance is that the market price for most policies is inadequate. Although some managers might be unable to resist the temptation to write more insurance and thus report short-term earnings gains, Mr. Buffett will not allow Berkshire to take on risk for which it does not receive, in return, adequate compensation. Mr. Buffett has stated on several occasions that Berkshire stands ready to write significantly more insurance but only at prices which make sense. If and when that time comes, Berkshire's earnings will be impressive. Until then, we own a financially superior insurance company managed by one of the most rational individuals in the marketplace at a price we consider reasonable.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
FEDERAL HOME LOAN MORTGAGE CORPORATION

   Both Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") continue to enjoy the economic benefits afforded a duopoloy that operates in a fast-growing market with high barriers to entry.

   Fannie Mae and Freddie Mac earn profits in basically the same manner. Both companies purchase mortgages from lenders then pool these mortgages into securities ("mortgage backed securities") and finally sell the securitized mortgages in the marketplace. For this service both Fannie Mae and Freddie Mac earn a fee. Occasionally Fannie Mae and Freddie Mac retain some mortgages for their own portfolio and earn income from the difference in borrowing and lending rates. In addition, both companies are able to generate revenue by investing mortgage payments in the short-term money market before passing through the income to mortgage backed security holders.

   Fannie Mae and Freddie Mac have distinct economic advantages over other competitors including the ability to borrow money at below market rates. This advantage, along with their below average operating costs, helps both companies grow their earnings at a 15% average annual rate and earn better than 20% return on equity.

JOHNSON & JOHNSON

   With the cost of healthcare skyrocketing, both governmental and private agencies have actively sought ways to limit price increases within this industry. So how does a 110 year-old healthcare company, with revenues approaching $20 billion, compete in this changed environment? By increasing unit volume growth worldwide and actively introducing new products. The successful implementation of this strategy, over the past five years, has helped Johnson & Johnson ("J&J") increase earnings at a 17% compounded rate and earn better than 32% return on equity. Not bad considering that J&J only carries 20% debt to equity.

   Ralph Larsen, Chairman of J&J, views the company not as one large monolith but as a composite of 160 different small companies each challenged to grow their markets and introduce new products. Indeed, new products, defined as products introduced within the last five years, now account for 36% of the company's sales.

   J&J has also earned the reputation as being a well managed company that continually seeks to reduce costs and eliminate unnecessary expenses. This is a trait we greatly admire. As a testament in 1989, J&J employed 82,000 workers and produced $9 billion in sales. Today, the company employs roughly the same number of individuals and yet generates over twice the dollar amount of sales.

HASBRO INCORPORATED

   Hasbro is one of the country's largest toy manufacturers; Mattel is the other. For a short-period this past January it appeared that both companies were destined to merge and become the world's largest toy company. A Mattel/Hasbro combination would have created a company with $6 billion in worldwide sales, a prospect we admittedly found intriguing.

   It is becoming increasing clear that for a company to compete on a global scale it needs size. By that we mean any company which seeks to compete for customers worldwide will require significant capital to afford necessary investments. A Mattel/Hasbro combination, in our judgement, stands a better chance of competing for markets worldwide than either company can individually.

   To say we were confused by events that unfolded following Mattel's announced merger plans for Hasbro is an understatement. Hasbro's reaction to Mattel's intention was cool to say the least. So much that the company's unwillingness to entertain a merger forced Mattel to withdraw its offer.

   However, as reported by the press, and as yet not disputed by either company, both Hasbro and Mattel held detailed talks for some period before the merger announcement. These talks included negotiations that resulted in an increase in Mattel's offer that Hasbro shareholders would receive 1.67 shares of Mattel stock up from the original offer of 1.5 shares of Mattel stock. This alone indicates to us that a merger was not only seriously contemplated but appreciated by both companies.

   On the day the proposed merger was announced, Hasbro's share price gained $15.87 per share to $46.50. This 50% gain in price was still well below the 73% premium that Mattel's offer reflected. Since the termination of the merger talks, Hasbro's share price has declined to $36. In the interim, I am sure some traders have sold Hasbro shares and it appears that more than a few speculators have since purchased those shares.

   However, as owners we have an obligation to play our hand differently. Since we are not traders, and we are certainly not speculators, our challenge is to first gather additional information about this proposed merger and then ultimately question management about the event.

   We became owners of Hasbro because we were attracted to the company's brand products, its economic advantages, and because Hasbro's management was, in our opinion, genuinely concerned about shareholder value. As owners, we will of course attend the company's annual meeting for shareholders this spring. At the meeting, I am sure management will have adequate time to explain to its owners the rationale for its decision.

INTERNATIONAL SPEEDWAY CORPORATION

   International Speedway produces and conducts stock car, sports car, motorcycle, and go-kart racing events for spectators at Daytona International Speedway, Talladega Superspeedway, Darlington Raceway, Tucson Raceway Park and Watkins Glen International racetrack. The company derives its revenues from ticket sales, parking fees, program sales and advertising, concession sales, promotional advertising, and the sale of television and radio broadcast rights.

   The company conducts car races sanctioned by the National Association for Stock Car Auto Racing (NASCAR) as well as events sanctioned by the International Motor Sports Association (IMSA), the American Motorcycle Association (AMA), the Automobile Racing Club of America (ARCA), and the Sports Car Club of America (SCCA).

   Auto racing is one of our country's fastest growing sports. Stock car races, in particular the popular races sanctioned by NASCAR, are witnessing a boom in fan attendance. Since 1990, attendance at NASCAR's Winston Cup racing series has grown 47% far outdistancing the attendance gains for Major League Baseball, National Football, National Basketball, PPG Indy Car races, and National Hockey. As an example, the 1996 Daytona 500 was seen by over 150,000 spectators and shown live on CBS television.

   The surge in popularity of stock car racing has not been lost on advertisers nor network broadcasters. Fortune 500 companies are scrambling to sponsor racing teams and to become the principal sponsor of individual races. Networks such as CBS, ABC, ESPN, Turner Broadcasting, and The Nashville Network compete vigorously for the opportunity to broadcast a race knowing that companies are just as anxious to advertise their products and services during the race.

   As the operator and promoter of several of NASCAR's most popular races, International Speedway is enjoying the benefits that accrue to a franchise. Cash earnings for the company have grown better than 20% annually over the last several years with return on equity averaging 21% while employing little or no debt.

   Despite "mouth-watering" economics, it is important to understand that International Speedway is not without its risks. Bad weather can and has caused races to be canceled. Although ticket prices have generally been rising over the years there is a price point were returns diminish. Advertisers have been generous but this too can change. Lastly, as investors we must remember that to be successful requires us to purchase businesses at reasonable prices. A too high purchase price can turn even the best business into an ordinary investment.

NEWSPAPERS

   Focus Trust has made significant investments in four different newspaper companies. The Fund owns shares in Gannett Company, The Washington Post Company, Lee Enterprises, and the Daily Journal Corporation. As a group, Newspapers account for 18% of the Fund's assets, the single largest industry bet made by your portfolio manager.

   Over the past two years, newspapers have underperformed, on a price basis, the average return of the stock market. Because this industry group is weathering a secular change in its economics, Wall Street has steered clear of the group thereby forcing the prices of several high quality companies to levels we find attractive. However, a low price in itself is not enough to warrant a purchase. Before we make a purchase, we must be convinced that a company can generate above-average economic results and stand a chance of maintaining those results going forward.

   Much has been written regarding the changing landscape for newspaper companies. Generally speaking, subscription growth rates are flat or declining, advertisers are finding cost effective alternatives for reaching their customers (cable television and direct mail), newsprint prices have escalated forcing profit margins downward, and the popularity of the Internet suggests that newspapers are quickly becoming dinosaurs.

   We acknowledge all of the above. However, as owners of newspapers, our economic returns have been greater than the gloomy predictions surrounding this industry. In several cases our companies are generating return on equity at rates far greater than the market's average. The average annual return on equity for Gannett has been 23%, for The Washington Post Company 15%, for Lee Enterprises 21%, and for the Daily Journal 24%. This industry group has and continues to generate cash earnings for its owners thereby allowing companies to repurchase their own shares and/or make strategic acquisitions.

   Each of our newspaper companies is led by individuals we respect and admire. Jack Curley, Chairman of Gannett, Don Graham, Chairman of The Washington Post Company, Richard Gottlieb, Chairman of Lee Enterprises, and Charlie Munger, Chairman of Daily Journal Corporation are all top flight managers who are acutely aware of their responsibility to shareholders. Each has a demonstrated track record of rational thought, candid behavior, and the ability to think independently.

   We recognize the challenges that lay ahead for newspaper companies. But we are quick to remind shareholders that this group has faced several challenges throughout its history including the advent of radio and television. Lastly, of all the industry groups we follow at Focus Trust, the margin of safety is most aptly demonstrated in our newspaper holdings.

WILLIAM WRIGLEY, JR. COMPANY

   In our 1995 semi-annual report to shareholders we discussed our attraction to the William Wrigley, Jr. Company ("Wrigley"). Wrigley is the world's largest manufacturer and seller of chewing gum with name brand products that include Doublemint, Spearmint, Juicy Fruit, Big Red, WinterFresh, and Freedent.

   The gum business is a very simple and understandable business. Wrigley has been a consistent performer having manufactured gum since 1893 and its long-term prospects going forward appear favorable. We have also confessed our admiration for William Wrigley, President and Chief Executive of the company. Mr. Wrigley manages the company with extreme care and operates this fast growing internationally recognized company by maintaining high profit margins and generating average annual returns on equity in excess of 30%. All this has been accomplished without the use of long-term debt.

   During the 1980s, consumer goods companies, notably beverage, food and tobacco companies, enjoyed a spectacular period of profitability by consistently raising prices on their products. Yet despite this lucrative period, Wrigley, in 1987, decided to chart a different path. Instead of using annual price increases to increase profit margins, Wrigley decided to enact a strategy of holding prices firm and rededicate itself to growing unit volume worldwide.

   This strategic corporate decision has ultimately worked in Wrigley's favor. For example, in the late 1980s, a pack of gum cost 80% of the price of a candy bar. Today, the consumer receives the same pack of gum for half of what it costs to purchase that same candy bar. When consumers finally balked at price increases in the early 1990s, Wrigley was already far ahead of the industry implementing a strategy of growing units.

   Marketing a consumer product that appeals to billions of customers and is also affordable to customers is an exciting proposition. Still the business of selling gum in international markets is not without its periodic setbacks. Currency devaluations, high import duties, and the significant capital expenditures that are required to manufacture gum overseas can penalize near term earnings. This economic penalty is more profound when you consider that Wrigley does not raise its prices to offset temporary declines in short-term earnings.

   We recognize the reality of Wrigley's international business strategy and are not the least concerned when the company's earnings fall below Wall Street's forecasts. As owners we believe short-term earnings games are irrelevant particularly when the stakes include penetrating untapped markets and earning significant profits that come from ultimately dominating these same markets.

THE WALT DISNEY COMPANY & CAPITAL CITIES/ABC

   On July 31, 1995, The Walt Disney Company ("Disney") offered to purchase Capital Cities/ABC ("Cap Cities") for $19 billion. The terms of the acquisition call for Cap Cities shareholders to receive for each of their shares $65 in cash and one share of Disney stock. At present, the deal is worth approximately $127 a share for Cap Cities shareholders.

   Cap Cities was one of the first stocks purchased by Focus Trust (average price $97 per share). Although we owned the stock for only a short period, I have admired the company and Tom Murphy, Chairman of Capital Cities/ABC, for some time. While researching and writing THE WARREN BUFFETT WAY I had the opportunity to study Cap Cities in depth. What I learned made me not only appreciate the company but what Tom Murphy has accomplished over the last forty years.

   Cap Cities' initial public offering occurred in 1957 at a price of $5.75. Thirty-eight years later, that single share, adjusted for stock splits, is 80 shares worth over $10,000. That is better than a 22% average annual rate of return.

   In turning over the keys to Michael Eisner, Chairman of The Walt Disney Company, Tom Murphy has handed over the number one television network, ABC; eight television and twenty-one radio stations; seven daily and seventy-one weekly newspapers; sixty-one specialty magazines; 80 percent ownership of ESPN, America's largest cable network; and stakes in two other cable networks, A&E and Lifetime. In addition, Cap Cities has formed alliances and purchased equity interests in several international television and film production companies as well as international television broadcasters.

   Tom Murphy is also leaving something else for Michael Eisner. Something else that perhaps says more about the management skills and rational thinking of Tom Murphy than all of Cap Cities' combined acquisitions. Tom Murphy has left $400 million, net of all debt, in the company safe. This alone is an admirable feat in an industry that is littered with companies that, by overpaying for acquisitions, have hobbled themselves with enormous debt. It is all the more remarkable when you consider Tom Murphy started in 1954, with one television station and one AM radio station in Albany, New York.

   If it sounds like we are a bit sentimental about the acquisition of Cap Cities it is because we are. Cap Cities and Tom Murphy were both outstanding role models for Focus Trust. We often found ourselves measuring other managers and other companies against Cap Cities' accomplishments. These comparisons inevitably eliminated several potential purchases; decisions which, in hindsight, we do not regret.

   So how do we proceed? Tom Murphy has agreed to join the Board of Directors of The Walt Disney Company. He has also publicly stated it is his intention to convert as many of his personal shares into Disney stock as possible. At Focus Trust, we too have the same option. The terms of the acquisition allow us to receive at least one share of Disney plus $65 per share of cash. Our two other options include the possibility of receiving, based on availability, all cash or all Disney stock.

   If we elect to receive all cash, our monetary gain will be taxable for those shareholders with taxable accounts. If we elect to receive all stock, our Disney shares will be adjusted to reflect our cost basis in Cap Cities and hence will not be a taxable event for shareholders. Plainly speaking, we will receive Disney stock and owe no tax.

   We pay close attention to both realized and unrealized capital gains taxes knowing its effect on shareholders with taxable accounts. But our decision on whether to buy, sell, or merge will always be based on the economic advantages that accrue to Focus Trust. If it makes sense from a business standpoint, we will likely proceed.

   We have examined the business combination of Disney and Cap Cities. We have also examined the pro forma economic benefits that will likely accrue to us as shareholders of this combined company. It is our decision to proceed with the merger, and like Tom Murphy, we intend to request as many shares of Disney as possible in exchange for our shares of Cap Cities. For those of you who have already skipped to the Schedule of Investments on page 16, I am sure this announcement is no surprise to you.

   Focus Trust, since the announced merger, has acquired shares of Disney. Whether we receive all Disney stock for our shares of Cap Cities or the minimum of one share and the balance in cash, The Walt Disney Company will become a top five holding in our Fund.

   To become a top five holding in the Fund, a company has to clearly demonstrate many if not all of the tenets we look for in an outstanding business with favorable long-term prospects. The company must have strong financials and the ability to steadily improve its economic position. The company must also be run by individuals whose passion for managing the company can only lead to improving shareholder returns and most importantly the company must sell at a price below its value.

   In each examination, Disney comes up a winner. There will no doubt be occasions over the next several years whereby Wall Street will find reason to criticize or praise the company. These distractions will not bother us in the least. We are confident that going into the next century, we own the best media and entertainment company in the world.

PORTFOLIO OF BUSINESSES

   The Focus Trust is an unusual mutual fund. Out of the thousands of equity funds in the country, you will be hard pressed to find many other funds that compare easily to the Focus Trust. In fact, there are very few mutual funds that own less than twenty stocks in their portfolio and probably no fund experienced, as we did, a 0% turnover ratio last year. For whatever reason, the idea of a concentrated buy-and-hold investment strategy has not become a popular tactic within the mutual fund industry.

   However, Focus investing is not without its heros. Warren Buffett, Phil Fisher, Bob Kirby, Charlie Munger, Bill Ruane, and Lou Simpson have all applied a concentrated buy-and-hold strategy to common stock investing and all have achieved spectacular results. If we were to draw-out the commonality that unites these outstanding investors it would be their unique attitude towards portfolio management.

   Focus investors understand that optimal investment results are achieved not by placing bets in every industry and owning hundreds of stocks but rather by owning just a few great businesses. Focus investors further understand that the probability of sustaining these optimal returns diminishes over time to the degree one attempts to actively trade a portfolio.

   If you get the sense that Focus investors think about portfolio management differently than most, you're very right. And if we are going to be successful, we too have to think about managing our portfolio differently.

   Our stock selection process is not difficult to comprehend. In fact, many have pointed out that the investment tenets outlined in THE WARREN BUFFETT WAY make perfect sense. The difficulty of focus investing, we have learned, comes not from how we choose stocks but how we decide to put them together in a portfolio and then how we decide to manage the portfolio going forward.

   Warren Buffett explains so well that to be successful, an investor must ultimately think like a business person. That is, the strategy an individual uses in business applies equally to the investor. Now take a moment and think about that statement. Think about the companies we own; not as an investor who thinks about stocks that can be traded in a moments notice but as a business person who is generating cash returns at a rate far greater than what can be achieved by investing in risk-free securities.

   Imagine if you were the business owner of Wrigley or Johnson & Johnson or Disney or any other company owned by the Focus Trust. As that business owner you are aware that your company is generating above-average cash returns and you believe that your company's long-term prospects remain excellent. Now if someone came along and offered to buy your ownership in Wrigley at a price slightly favorable to the original price you paid, would you jump at the chance? Or would you pass knowing that your net worth will likely increase over time as Wrigley continues to provide above-average returns?

   If you heard that gold, oil, or technology companies were poised to go up in price would you be quick to sell your ownership in Disney and buy these companies? Would you be willing to give up ownership in Disney which has a high probability of generating above-average economic returns over the next several years just for the chance to profit from a quick price bounce in business with economic returns which may generate but a fraction of Disney's economic returns?

   The answers to these questions come easily, almost naturally to the individual who thinks like a business person. However, the individual who still thinks in terms of trading stocks has to stop and ponder. What we have learned is that decisions made from a business perspective will ultimately dictate a different portfolio than one designed by a trader and because we consider ourselves business owners not traders, our portfolio will be different than most.

   Focus Trust owns a group of outstanding businesses with economic returns far greater that the returns generated by most companies. Collectively these businesses have helped us establish an average economic benchmark or a hurdle rate for our portfolio. For a business to be added to our portfolio it must possess economics that meet our benchmark or preferably exceed it. This is the only way to add long-term value to our portfolio.

   It would be dilutive to our economic return to simply add businesses that are able to outperform money markets but unable to raise our economic bar. One of the lessons we learned from Tom Murphy is that we should seek combinations within our portfolio of businesses "that make the train run faster and better (and not) just be a longer train". This approach to portfolio management necessarily limits the list of qualified applicants. Knowing the economic strength of our businesses you now begin to appreciate the challenges of reducing our cash weighting.

   We are convinced that Focus investing leads to superior long-term returns. However, studies have proven that although limiting the number of stocks in a portfolio increases the probability of outperforming the broad index, it will also increase the probability of underperforming the index. But there is a major difference between underperforming an index on a price basis and underperforming an index on economic terms.

   As long as we concentrate our purchases on superior businesses with strong economics run by managers who think rationally, we are confident the price of our companies will, over time, march ahead of the major indices. We also know there will be occasions when our portfolio will, in the short run, underperform the major indices. This is inevitable.

   The best mutual fund in the country is, in our opinion, the Sequoia Fund managed by Bill Ruane, Rick Cunniff, and Bob Goldfarb. The Sequoia Fund has had an outstanding long-term track record and is managed in the same concentrated buy-and-hold strategy as the Focus Trust. You might be interested to know that the Sequoia Fund has generated long-term returns far better than the S&P 500 Index while underperforming this same index five out of the last twelve years. Each time the Sequoia Fund lagged the stock market, the bright people at Ruane Cunniff & Company did nothing to alter their investment strategy. At Focus Trust we promise to do no less. And if twelve years from now, we can look back and compare ourselves favorably to the Sequoia Fund, I know our results will be outstanding and our job for you will be considered a success.

CONCLUSION

Organizing and launching a mutual fund is a significant challenge. Over the past year, there were countless things we learned for the first time. But our relative inexperience was more than compensated by the talents of many hard working individuals with whom we have had the good fortune to surround ourselves.

Fund/Plan Services, under the leadership of Ken Kempf, has done a great job for Focus Trust. Each individual at Fund/Plan Services has always been eager to help us and without question I know Ken and his crew are rooting for our success. As shareholders, we owe them a great deal of thanks.

Lloyd, Leith & Sawin is, by most comparisons, a small investment advisory firm. However, our history dates back over twenty-five years and one of the lessons we have learned is that a small partnership has certain advantages over larger organizations. Even so, launching Focus Trust has required much of our firm's time and it is safe to say the Fund would have never gotten off the ground without the help of my two partners, John Lloyd and Virginia Leith. Both John and Virginia serve as officers for Focus Trust and generously give their time to the Fund.

What Lloyd, Leith & Sawin lacks in personnel is more than made up by the contribution of our Board of Directors. At some organizations, a board is merely a figure which rarely has to work. I knew that for Focus Trust to be successful we would need not only smart individuals but individuals who would never hesitate to give their time and, just as important, would be willing to work hard for us. That said, I am deeply grateful for the advice and generous help given by our board including Joan Lamm-Tennant, Professor of Finance at Villanova University and Allan Mostoff, a Partner at Dechert Price & Rhoads. We have also benefitted from the hard work provided by Pat Turley, Allan's associate at Dechert.

Lastly, I want to thank Bob Coleman, at Combined Capital Management. On the day Bob agreed to join the Board, I knew Focus Trust was set to succeed. Bob is the kind of individual who brings out the best in people. I can honestly admit that I am a better portfolio manager and analyst because of Bob and for that I will always be grateful.

We end the year with $5 million in assets and 625 shareholders. Our challenge going forward is to generate good performance and add assets. As the Fund grows in size, our expense ratio should decline thus increasing the total return for our shareholders. If you know investors who think similarly to us, send them our way. But first ask them to read our Investment Adviser-Shareholder Principles on page 24. If these principles make sense to them, then they are the kind of shareholders we seek to attract.

As always we appreciate your support. If you have any questions about our Fund never hesitate to contact us at 1-800-665-9644.
                                          Sincerely,

                                          /s/ Robert G. Hagstrom, Jr.
                                          Robert G. Hagstrom, Jr.
                                          Portfolio Manager

                               FOCUS TRUST, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

COMMON STOCKS (79.40%)

                                                                       VALUE
  SHARES                                                     COST     (NOTE 1)
  ------                                                  ---------- ----------
          AMUSEMENT & RECREATION (15.13%)
    2,120 International Speedway Corp. ................   $  520,040 $  500,320
    4,500 The Walt Disney Company......................      263,637    265,500
                                                          ---------- ----------
                                                             783,677    765,820
                                                          ---------- ----------
          BROADCASTING (4.39%)
    1,800 Capital Cities/ABC, Inc. ....................      175,703    222,075
                                                          ---------- ----------
          GAMES/TOYS (4.90%)
    8,000 Hasbro, Inc. ................................      251,338    248,000
                                                          ---------- ----------
          INSURANCE (9.52%)
       15 Berkshire Hathaway, Inc. ....................      415,055    481,575
                                                          ---------- ----------
          NEWSPAPER (18.37%)
    3,290 Daily Journal Corp...........................      124,950    125,020
    7,650 Gannett Company, Inc.........................      415,111    469,518
    6,000 Lee Enterprises, Inc. .......................      127,775    138,000
      700 Washington Post Company, Class B.............      186,560    197,400
                                                          ---------- ----------
                                                             854,396    929,938
                                                          ---------- ----------
          PHARMACEUTICALS (4.57%)
    2,700 Johnson & Johnson............................      187,715    231,188
                                                          ---------- ----------
          SECURITY BROKER (8.17%)
   10,000 American Express Company.....................      375,682    413,750
                                                          ---------- ----------
          SERVICES (9.16%)
    2,800 Federal Home Loan Mortgage Corp. ............      184,358    233,800
    1,850 Federal National Mortgage Association........      175,484    229,631
                                                          ---------- ----------
                                                             359,842    463,431
                                                          ---------- ----------
          SUGAR PRODUCTS (5.19%)
    5,000 Wrigley (WM) Jr. Company.....................      226,055    262,500
                                                          ---------- ----------
          TOTAL COMMON STOCKS..........................    3,629,463  4,018,277
                                                          ---------- ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.66%)

   PAR                                                    AMORTIZED
  AMOUNT                                                     COST
  ------                                                  ----------
 $100,000 Federal National Mortgage Association disc.
           note, 5.530%, due 01/17/96..................       99,770     99,770
  200,000 Federal Mortgage Corporation disc. note,
           5.520%, due 02/02/96........................      199,049    199,049
  200,000 Federal National Mortgage Association disc.
           note, 5.450%, due 02/12/96..................      198,759    198,759
  200,000 Federal National Mortgage Association disc.
           note, 5.500%, due 02/28/96..................      198,258    198,258
  200,000 Federal National Mortgage Association disc.
           note, 5.400%, due 03/12/96..................      197,900    197,813
                                                          ---------- ----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.....      893,736    893,649
                                                          ---------- ----------
          TOTAL INVESTMENTS (COST $4,523,199)
           #(97.06%)...................................               4,911,926
          OTHER ASSETS IN EXCESS OF LIABILITIES
           (2.94%).....................................                 149,063
                                                                     ----------
          NET ASSETS (100.00%).........................              $5,060,989
                                                                     ==========

# Also represents cost for Federal income tax purposes

                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
 Investments in securities, at value (cost $4,523,199) (Note 1).... $ 4,911,926
 Cash..............................................................     372,387
 Receivable for capital stock sold.................................       4,400
 Dividends and interest receivable.................................       4,678
 Deferred organization costs (Note 1)..............................      55,810
 Reimbursement due from Adviser....................................      32,220
 Other assets......................................................       9,739
                                                                    -----------
   Total assets....................................................   5,391,160
                                                                    -----------
LIABILITIES:
 Payable for investment securities purchased.......................     249,000
 Accrued expenses..................................................      15,622
 Payable to Adviser................................................      65,549
                                                                    -----------
   Total liabilities...............................................     330,171
                                                                    -----------
NET ASSETS:
 Applicable to 453,220 shares of capital stock outstanding
  (Note 1)......................................................... $ 5,060,989
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid-in capital................................................... $ 4,672,262
 Net unrealized appreciation of investments........................     388,727
                                                                    -----------
   Net assets...................................................... $ 5,060,989
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
 ($5,060,989/453,220 shares)....................................... $     11.17
                                                                    ===========



                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                            STATEMENT OF OPERATIONS
                        PERIOD ENDED DECEMBER 31, 1995*

INVESTMENT INCOME:
 Dividends......................................................... $   20,533
 Interest..........................................................     47,809
                                                                    ----------
  Total income.....................................................     68,342
                                                                    ----------
EXPENSES:
 Investment advisory fees (Note 2).................................     15,371
 Administration fees...............................................     46,982
 Registration fees.................................................     24,761
 Transfer agent fees...............................................     27,772
 Accounting fees...................................................     17,000
 Amortization of organization costs (Note 1).......................      9,190
 Audit fees........................................................      4,000
 Legal fees........................................................      8,588
 Directors fees....................................................      7,800
 Custodian fees....................................................      4,220
 Printing expense..................................................      6,804
 Other expenses....................................................        848
                                                                    ----------
  Total expenses...................................................    173,336
 Less expenses reimbursed by Adviser and waived by Administrator
  (Note 2).........................................................   (131,196)
                                                                    ----------
  Net expenses.....................................................     42,140
                                                                    ----------
NET INVESTMENT INCOME..............................................     26,202
                                                                    ----------
UNREALIZED GAIN ON INVESTMENTS:
 Net change in unrealized appreciation on investments..............    388,727
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $  414,929
                                                                    ==========

* The Fund commenced investment operations on April 17, 1995.



                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                        PERIOD ENDED DECEMBER 31, 1995*

OPERATIONS:
 Net investment income............................................. $    26,202
 Net change in unrealized appreciation on investments..............     388,727
                                                                    -----------
  Net increase in net assets from operations.......................     414,929
                                                                    -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income.............................................     (26,252)
                                                                    -----------
CAPITAL STOCK TRANSACTIONS (NET)--NOTE 1...........................   4,572,312
                                                                    -----------
 Total increase in net assets......................................   4,960,989
                                                                    -----------
NET ASSETS:
 Beginning of period...............................................     100,000
                                                                    -----------
 End of period..................................................... $ 5,060,989
                                                                    ===========

* The Fund commenced investment operations on April 17, 1995.




                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Focus Trust, Inc. (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on January 27, 1995 and commenced operations on April 17, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements includes the use of management estimates.

  A. SECURITY VALUATION: The Fund calculates the net asset value and completes orders to purchase, exchange or repurchase Fund shares on each business day as of 4:00 p.m. Eastern time, with the exception of those days on which the New York Stock Exchange is closed.

  The Fund's securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value.

  B. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the period ended December 31, 1995. Therefore, no federal income or excise tax provision is required.

  C. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

  D. ORGANIZATION COSTS: Costs incurred by the Fund in connection with their organization and initial registration and public offering of shares have been deferred by the Fund. Organization costs are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. The principals of Lloyd, Leith & Sawin, Inc., (the "Investment Adviser") have agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by the Investment Adviser and remain outstanding at the time of redemption.

  E. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute net investment income in December and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  F. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

  G. CAPITAL SHARE TRANSACTIONS: The Fund is authorized to issue one hundred million shares of capital stock with a par value of $0.001 per share. Transactions in shares of capital stock from the commencement of investment operations through December 31, 1995 were as follows:

                                                            SHARES     AMOUNT
                                                            -------  ----------
     Shares sold........................................... 454,998  $4,696,237
     Shares issued through
      reinvestment of dividends............................   2,249      25,148
     Shares redeemed *..................................... (14,027)   (149,073)
                                                            -------  ----------
     Net Increase.......................................... 443,220  $4,572,312
                                                            =======  ==========

* Redemptions are subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may differ from the net asset value per share.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
The Fund retains Lloyd, Leith & Sawin, Inc., as its Investment Adviser. The Investment Adviser provides the Fund with investment advice, administrative services and facilities. As compensation for these services, the Fund pays the Investment Adviser a monthly fee based on the Fund's average daily net assets. For the period April 17, 1995 (commencement of operations) through August 31, 1995, the Investment Adviser had voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 1.75% of the Fund's average daily net assets. Effective September 1, 1995 the Investment Adviser has agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 2.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers and directors of the Investment Adviser. All officers serve without direct compensation from the Fund during the period. There were no directors' fees paid to affiliated directors of the Fund. Robert G. Hagstrom, Jr., Chairman, is considered an affiliated director of the Fund, but receives no compensation. Investment advisory fees, for the period ended December 31, 1995, are as follows:

                                                                                    EXPENSES
           ADVISORY                    ADVISORY                                    REIMBURSED
             FEE                         FEE                                      FROM ADVISER
           --------                    --------                                   ------------
            0.70%                      $15,371                                      $128,696

Other transactions with affiliates, for the period ended December 31, 1995, are as follows:

                                                                    EXPENSES
                                                                     WAIVED
                                                          FEE   BY ADMINISTRATOR
                                                        ------- ----------------
    Administration..................................... $46,982      $1,500
    Transfer agent.....................................  27,772         500
    Accounting.........................................  17,000         500

NOTE 3 -- INVESTMENT TRANSACTIONS:
Investment transactions for the Fund for the period ended December 31, 1995, excluding temporary short-term investments, are as follows:

                                                                     PROCEEDS
                PURCHASES                                           FROM SALES
                ---------                                           ----------
                $3,629,463                                             $ 0

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION:
At December 31, 1995, the net unrealized appreciation of securities for Federal income tax purposes consisted of:

                                                                        AMOUNT
                                                                       --------
        Gross unrealized appreciation................................. $411,872
        Gross unrealized depreciation.................................  (23,145)
                                                                       --------
        Net unrealized appreciation................................... $388,727
                                                                       ========

                               FOCUS TRUST, INC.
                              FINANCIAL HIGHLIGHTS
                    FOR THE PERIOD ENDED DECEMBER 31, 1995*

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Net Asset Value, beginning of period................................. $   10.00
                                                                      ---------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income...............................................      0.06
 Net realized and unrealized gain on investments.....................      1.17
                                                                      ---------
   Total from investment operations..................................      1.23
 Dividend from net investment income.................................     (0.06)
                                                                      ---------
Net Asset Value, end of period....................................... $   11.17
                                                                      =========
TOTAL RETURN (2).....................................................    12.29%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)................................ $   5,061
 Ratio of expenses to average net assets
  before reimbursement of expenses by Adviser (1)....................     7.89%
 Ratio of expenses to average net assets
  after reimbursement of expenses by Adviser (1).....................     1.92%
 Ratio of net investment income to average net assets
  before reimbursement of expenses by Adviser (1)....................    (4.78%)
 Ratio of net investment income to average net assets
  after reimbursement of expenses by Adviser (1).....................     1.19%
 Portfolio turnover (2)..............................................     0.00%

(1) Annualized
(2) Not Annualized

* The Fund commenced investment operations on April 17, 1995.


                       See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Boards of Directors of
Focus Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Focus Trust, Inc., including the schedule of investments as of December 31, 1995 and the related statements of operations and changes in net assets and the financial highlights for the period from April 17, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Trust, Inc. as of December 31, 1995 and the results of its operations, the changes in its net assets and its financial highlights for the period from April 17, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
January 30, 1996

                  INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 . Although the Fund is organized as a mutual fund, the principals of Lloyd, Leith & Sawin, Inc. (the "Adviser") take the view that it is a managing partner with you, the shareholders of this Fund. This commitment is reinforced by having the principals of the Adviser also invest a portion of its assets in the Fund and thus become co-owners of the Fund.

 . As managing partners, the Adviser will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming long-term holders of these outstanding businesses. The Adviser is not, nor will they ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. As managing partner, the Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, our co-shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of our co-shareholders.

                               FOCUS TRUST, INC.
                                (800) 665-2550

                                   DIRECTORS

                            Robert J. Coleman, Jr.
                            Robert G. Hagstrom, Jr.
                               Joan Lamm-Tennant
                               Allan S. Mostoff

                                   OFFICERS

                      Robert G. Hagstrom, Jr., President
                 Virginia B. Leith, Vice President & Treasurer
                   John S. Lloyd, Vice President & Secretary

                              INVESTMENT ADVISER

                          Lloyd, Leith & Sawin, Inc.
                       Two Penn Center Plaza, Suite 1810
                            Philadelphia, PA 19102

                                  UNDERWRITER

                        Fund/Plan Broker Services, Inc.
                                2 W. Elm Street
                            Conshohocken, PA 19428

                             SHAREHOLDER SERVICES

                           Fund/Plan Services, Inc.
                                2 W. Elm Street
                            Conshohocken, PA 19428

                                   CUSTODIAN

                                Citibank, N.A.
                                111 Wall Street
                           New York, New York 10005

                                 LEGAL COUNSEL

                            Dechert Price & Rhoads
                             1500 "K" Street, N.W.
                             Washington, DC 20005

                                   AUDITORS

                           Coopers & Lybrand L.L.P.
                            2400 Eleven Penn Center
                            Philadelphia, PA 19103

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.